UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2014

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

HMN Financial, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment”) to amend and restate its Current Report on Form 8-K/A filed on May 19, 2014 (the “Amended Report”) to change the date of the earliest event reported to May 2, 2014, and to revise the Item 4.01 disclosure contained in the Amended Report consistent with that change, and to file a current copy of KPMG LLP’s letter stating whether it agrees with the statements made by the Company in this Current Report. Except as specifically described above, (i) this Amendment does not reflect events occurring subsequent to the filing of the Amended Report and (ii) no other substantive changes have been made to the disclosure set forth in the Amended Report.

Item 4.01      Changes in Registrant’s Certifying Accountant.

KPMG LLP (“KPMG”) was previously the principal accountants for the Company. On May 2, 2014, the Audit Committee of the Board of Directors of the Company decided to move forward with a change in its accountants, subject to obtaining an acceptable engagement letter with CliftonLarsonAllen LLP. The Company communicated the Audit Committee’s decision to KPMG on that same date. On May 9, 2014, KPMG confirmed its determination that the client-auditor relationship between the Company and KPMG had ceased. A copy of KPMG’s letter, dated May 9, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

KPMG’s report on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2013 and 2012 and the interim period through May 9, 2014:

•

there were not any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

•	there were no reportable events.
•	KPMG did not advise the Company that:
o	internal controls necessary for the Company to develop reliable financial statements did not exist;
o

information had come to KPMG’s attention that led it to no longer be able to rely on management’s representations or that made KPMG unwilling to be associated with the financial statements prepared by management;

o

KPMG needed to (but did not, due to cessation of the relationship with KPMG or for any other reason) expand significantly the scope of its audit or that information had come to KPMG’s attention during such period, that if further investigated, might have (a) materially impacted the fairness or reliability of either a previously issued audit report, the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report, or (b) caused it to be unwilling to rely on management’s representations or be associated with the Company’s financial statements; or

o

information had come to KPMG’s attention that it concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report; and, due to cessation of the relationship with KPMG or for any other reason, the issue had not been resolved to KPMG’s satisfaction.

The Company provided KPMG with a copy of this Current Report on Form 8-K and requested that KPMG furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agreed with the statements made by the Company in this Current Report. A copy of KPMG’s letter, dated June 19, 2014, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
16.1	Letter of KPMG LLP dated May 9, 2014
16.2	Letter of KPMG LLP dated June 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.
(Registrant)

Date: June 19, 2014	/s/ Jon Eberle
Jon Eberle
Senior Vice President,
Chief Financial Officer and
Treasurer

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